UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                          FORM 8-K12G3
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 19,
2000









                      DREW RESOURCES, INC.
     (Exact name of registrant as specified in its charter)

Nevada                   000-30763              Applied For
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
organization            File Number)    Identification No.)
pre-merger)


Nevada                   000-30763              Applied For
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
organization            File Number)    Identification No.)
post-merger)


#3-1924 Whyte Avenue, Vancouver, B.C. Canada      V6J 1B3
-----------------------------------------------------------
(Address of principal executive offices)         (Zip Code)

                         (604) 738-4041
       Registrant's telephone number, including area code

                          BUFFTON, INC.
                 2080 E. Flamingo Rd., Suite 112
                      Las Vegas, NV   89119
(Former Name and/or Former Address, if Changed Since Last Report)



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Pursuant  to  an  Agreement  and  Plan  of  Reorganization   (the
"Acquisition Agreement") effective December 19, 2000, Drew Resources, Inc., a Nevada corporation (the "Company"), acquired one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of Buffton, Inc., a Nevada corporation ("Buffton"), from all of the shareholders of the issued and outstanding common stock of Buffton, for the par value of $0.001 per share (the "Acquisition").

The Acquisition was approved by the unanimous consent of the Board of Directors of Buffton and a majority of the shareholders on December 19, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC").

Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to Buffton for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective December 19, 2000.

As of the effective date of the Agreement, Buffton shall assume the name of the Company. The Company's officers and directors will become the officers and directors of Buffton. As of the Effective Date, Messers. John C. Mueller and Scott McGovern shall have resigned as the officers and directors of Buffton.

No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known.

A copy of the Agreement has been filed as an exhibit to this Form
8-K and is incorporated in its entirety.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Buffton from all of the shareholders of the issued and outstanding Common Stock of Buffton, for the aggregate of the par value of $0.001 per share. No material relationship exists between the selling shareholders of Buffton or any of its affiliates, any director or officer, or any associate of any such director or officer of Buffton and the Company. The consideration exchanged pursuant to the Agreement was negotiated between Buffton and the Company in an arm's-length transaction.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

The Registrant has not changed accountants since its formation, and Management has had no disagreements with the findings of its accountants.

ITEM 5.   OTHER EVENTS

SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Buffton, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective December 19, 2000. Buffton hereby adopts December 31st as its fiscal year end to coincide with the fiscal year end of Drew.

                           Background

Drew Resources, Inc. (the "Company") is a Nevada corporation formed on December 16, 1998. Its principal place of business is located at #3-1924 Whyte Ave., Vancouver, B.C. V6J 1B3.

                       Business of Issuer

The Company was organized to explore and develop precious metal mining claims and properties in North America. On December 5, 1998, the Company entered into a Memorandum of Understanding with Forest Syndicate for the Forrest Property, located in the Liard Mining Division, British Columbia. On March 30, 2000, the Company allowed the Option on the Forrest Property to expire, voiding the Memorandum of Understanding. On January 15, 1999, the Company filed an Offering Memorandum for an initial private offering
2,500,000 shares of Common Stock at $0.01 per share which was exempt from registration pursuant to Rule 504 of Regulation D, promulgated under the Securities Act of 1933 (the "Act"). On November 2, 2000, the Company underwent a 2:1 split for shareholders of record as of October 27, 2000, making the current issued and outstanding stock 5,000,000 shares of common stock.

On October 30, 2000, the Company entered into a Property Option Agreement (the "Agreement") with George & Linda Eliopulos and C. Patrick & Judy Costin (the "Owners") for the Deer Creek Property (the "Property"), located in Lemhi County, Idaho. The Property consists of 16 unpatented mining claims (the "Claims") which cover 330 acres within 2 sections (Alafi 1-4 & Deer 1-12). The following are the significant terms of the Agreement:

  *    Pay Advance Royalties to the Owners, as follows:

                $5,000     Upon Execution (November 3rd)
                $5,000     1st Anniversary
               $10,000     2nd Anniversary
               $20,000     3rd Anniversary
               $50,000     4th Anniversary & thereafter

     Beginning with the 4th anniversary, royalties will be adjusted to reflect changes in the consumer price index, with 2000 as the base year.

  * Pay all Federal and State mining claim maintenance fees for any year in which the agreement is maintained and in good standing.
  * Pay to the Owners, Production Royalties of 3% of the Net Smelter Returns, based on the total value of minerals sold, less:
     1) amounts related to weighing, sampling, packaging, loading, transportation, etc. to the point to sale, 2) all smelter costs and charges relating thereto, and 3) marketing costs and commissions.
  * The term of the Lease is for 20 years, with automatic extensions so long as conditions of the lease are met.
  * Reclamation as required by Federal, State, and Local law for disturbances arising from the Company's activities on the Property will be the Company's responsibility.

The Claims are situated in central Idaho, approximately 140 air miles northeast of Boise and within the Salmon River Mountains between the towns of Salmon and Challis. The Property is roughly two miles east of the Iron Creek Copper-Cobalt District, the nearest significant producer and 3 miles west of the Twin Peaks copper-lead mine. It is located within the headwaters of Deer Creek

The Property is located near the south end of a major copper-cobalt trend known as the Idaho Cobalt Belt, within the headwaters of Deer Creek, a tributary of the Salmon River. The property represents an untested sediment hosted exhalative base metal plus gold target with a potential strike length of at least 3600 feet and probable thickness of 150 feet or more. In October 1998, a Technical Report regarding the claims was completed by Mr. Ryan Kern, a Registered Geologist which described its geology and mineralization, along with recommendations for an early stage exploration program, which should include detailed mapping, road building, drilling, and assay analysis.

The Company intends to engage in mineral exploration, a highly speculative activity that involves greater risks than most businesses. The search for minerals often results in the failure to discover mineralization or the discovery of mineralization which will not return a profit over the costs incurred.

There   are   3  successive  development  stages  which   mineral
properties progress through should they ultimately become a mine.

1. Early stage. A relatively low cost "grass roots" initial program, usually initiated as a result of visual inspection and prospecting work, such as interesting outcropping and other observable phenomenon. Formal programs usually consist of mapping, geophysical and geochemical sampling and perhaps some limited drilling. Budgets are usually in the range of several hundred thousand dollars.
2. Development Stage. Should early stage results be encouraging, a larger scale drill program may be warranted to define the extent and grade of mineralization, at an initial level. Should these results warrant, increase drilling programs can continue over several years, along with mine planning, engineering, process testing, and environmental studies through to the prefeasibility or feasibility stage. Annual budgets can easily be well over US $1 million per year, with the total cost through to feasibility in the US $5+ million range.
3. Production. Once the property passes the Prefeasibility Stage and nears the production decision stage, exploration and development companies will typically vend the asset to an established production company, given the very different nature of expertise required and the significant amount of funding required to place a property into production. Although production companies also spend significant amount of capital on exploration, companies engaged exclusively in exploration rarely make the transition to a production company.

Owing to the Company's lack of established track record and relatively low capital requirements at the grass roots exploration stage, the Company will initially be involved with early stage properties located in Idaho, Nevada, and New Mexico. It is management's intention to engage in the following business activities:

* Advancing the Deer Creek Property through additional development stages, which would increase the value of the property.
* Mitigating the real and perceived high risks associated with mineral exploration, the Company will seek to acquire at least one additional property interest in 2001 in order to lessen its reliance on a limited asset base.
* In becoming involved with properties at more advanced stages of development, having very large scale potential, in highly prospective areas of the U.S., such as Utah, Nevada, and New Mexico.
* Developing its mining claims to the production decision point, an advanced level in which major mining production companies would seriously pursue the property as a significant and valuable acquisition.

The Company may compete with major other junior mineral exploration companies in the search and acquisition of future property interests. Property interests are generally acquired through either staking by the company or by a one on one direct negotiation with the property holder. Therefore, the Company believes that competition for relatively early stage properties is more influenced by the general supply and demand characteristics of underlying metals at any one time, such as when copper is at a high price, there is heightened interest in copper properties. It is management's belief that due to the relatively poor state of metals, markets over the past several years and increasing lack of support for exploration projects, many potential competitors have ceased to pursue exploration activities, which has significantly lessened competition.

Once acquired, the Company will have defined and exclusive rights related to that property. Although the Company does not anticipate engaging in any commercial production at its properties, any minerals produced by others will be commodity products in nature such as gold, silver, copper, and molybdenum. It is management's belief that no direct competition exists aside from a generalized level of worldwide supply and demand for such for such metals.

The Property is located in Federal lands open to mineral entry and managed by the U.S. Forest Services. Discussions with Salmon, Idaho office of the Forest Service indicate it currently is aware of no environmental problems within the Property that would prevent exploration. According to claim owners, there are no dumps or tailings on the Property and no acid mine drainage. Although surface disturbing exploration has been permitted with no serious environmental problems at properties to the east and west, there has not been an attempt to permit a program at Deer Creek. It should be noted that the areas proximity to salmon and bull trout spawning grounds within the boundaries of the Salmon River would necessitate close study of any permit application. Exploration permits are common and most applications are granted.

Should further development be warranted at the property beyond the initial phase, management could vend all or part of the property to a company more experienced with development of mineral properties through to Feasibility, in which case any permitting issues would be dealt with by them. However, should management decide to develop the property internally, various base line environmental and other studies would be required. In this case, management would engage the specialized services of any one of the many consulting companies in the region experienced with permitting issues.

The Company's only employees at the present time are its sole officer and director and an independent consultant, who will devote as much time as the Board of Directors determine is necessary to carry out the affairs of the Company.

                         Future Staffing

Management expects to carry out its exploration programs utilizing the services of independent consultants and other professionals such as drilling companies. The Company doe not foresee hiring additional personnel prior to either making a significant discovery or undertaking a material expansion or exploration activities.

                        Plan of Operation

The following is the Company's focus over the next 12 months:

* February 2001 - Raise approximately $250,000 in additional funds.
*    Spring 2001 - Begin a work program at Deer Creek.
*    Summer 2001 - Conduct an initial exploration program.
* Balance of 2001 - The Company will seek to acquire or option at least one additional early stage exploration project in North America as part of a diversification strategy to lessen the reliance of the Company on one particular property for the subsequent exploration season in 2001/02.

                     Description of Property

The Company neither owns nor leases any real property at this time. The Company does have the use of a limited amount of office space from its sole officer and director, Shane Lowry, at no charge to the Company. The Company was granted a Mining Lease on the Deer Creek Property, 16 unpatented mining claims located in the Lemhi County of Idaho through a Letter Agreement dated October 30, 2000.

Since the company is incorporated in Nevada, it is required to maintain a resident office in that state in which corporate documents are available. The resident office is located at 318 N. Carson St., Carson City, NV 89701. No activities take place in the resident office. All other activities have been consolidated to the property described above.

 Security Ownership of Certain Beneficial Owners and Management

The following table sets forth each person known to the Company, as of November 15, 2000, to be a beneficial owner of five percent (5%) or more of the Company's common stock and the holdings of the Company's sole officer and director. Except as noted, each person has sole voting and investment power with respect to the shares shown.

Title of    Name/Address                Shares        Percentage
Class       of Owner                    Beneficially  Ownership
                                        Owned

Common      Keith Balderson (1)         200,000       4%
            2186 West 14th Ave.
            Vancouver, B.C. Canada
            V6K 2V6

Common      Leah Balderson (1)          300,000       6%
            2186 West 14th Ave.
            Vancouver, B.C. Canada
            V6K 2V6

Common      Next Millenium Management   200,000       4%
            (1)
            522-625 Howe Street
            Vancouver, B.C. Canada
            V6C 2S6

Common      Chitsai Tora, Inc.          400,000       8%
            55 Frederick & Shirley
            Sts.
            P.O. Box 13039
            Nassau, Bahamas

Common      Jason Dussault              300,000       6%
            421-2001 Wall Street
            Vancouver, B.C. Canada
            V5L 5E4

Common      Savannah Foundation         400,000       8%
            3rd Floor
            Bahamas Financial Centre
            Nassau, Bahamas

Common      Joanne Sinkins              300,000       6%
            302 Cedarvale Ave.
            Toronto, Ont. Canada
            M4C 4K4

Common      Brian Thomson               300,000       6%
            #325-3755 W. 6th Ave.
            Vancouver, B.C. Canada

Common      Andrew Walker               300,000       6%
            216-257 E. 12th St.
            N. Vancouver, B.C. Canada
            V7L 2J8

Common      Shane Lowry                 200,000       4%
            3-1924 Whyte Ave.
            Vancouver, B.C. Canada
            V6J 1B3

Common      Sole Officer and Director   200,000       4%

(1), Keith and his wife Shelley Balderson jointly hold 60% of Next Millenium Management and Leah Balderson holds 40% of the issued and outstanding shares of Next Millenium Management. Keith and Leah Balderson are father and daughter, together with the share holdings of Next Millenium, they hold 700,000 shares of the Company's stock, which represents a total of 14% of the issued and outstanding shares.

The holdings of the sole officer and director:

Title of   Name/Address             Shares        Percentage
Class      of Owner                 Beneficially  Ownership
                                    Owned
Common     Shane Lowry              200,000       4%
           #3-1924 Whyte Ave.,
           Vancouver, B.C. Canada
           V6J 1B3

          Executive Officers, Directors and Management

The members of the Board of Directors of the Company serve until the next annual meeting of the stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

There are no agreements for any officer or director to resign at the request of any other person, and none of the officers or directors named below are acting on behalf of, or at the direction of, any other person.

The Company's officers and directors will devote their time to the business on an "as-needed" basis, which is expected to require 5-10 hours per month.

Information as to the directors and executive officers of the Company is as follows:

Name/Address                Age  Position
Shane Lowry                  32  President/Secretary/Treasurer/
#3-1924 Whyte Avenue             Director
Vancouver, B.C. Canada V6J
1B3

Shane Lowry; President/Secretary/Treasurer/Director

Shane Lowry has been an officer and director of the Company since its inception on December 16, 1998 and is currently serving without compensation. Mr. Lowry is currently the President of Icon Capital Group, Inc., a consulting firm to emerging mining and technology companies. From October 1997 to June 2000, Mr. Lowry was employed by Condor Goldfields, Inc., a publicly listed company trading on the Toronto Stock Exchange over-the-counter market with offices in Vancouver, B.C. Mr. Lowry's duties included Corporate Development and Investor Relations. From July 1995 to May 1997, Mr. Lowry worked in a similar capacity for Eaglecrest Explorations, Ltd., Cypango Ventures, Ltd., and U.S. Diamond Corp., all of which are based in Vancouver, B.C. and listed on the Vancouver Stock Exchange.

Richard Kern, Registered Geologist, Independent Consultant

Graduating from Montana State University, (B.Sc - Geology) in 1971 and Idaho State University (Masters - Geology) in 1972, Mr. Kern has been engaged in the field of geology since then. He is a Registered Professional Geologist licensed to work in all U.S. states, and is a member of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc., and the Geological Society of Nevada. In October 1998, Mr. Kern completed a Technical Report on the Deer Creek Property.

         Certain Relationships and Related Transactions

There is no family relationship between any of the officers and directors of the Company. The Company's Board of Directors has not established any committees.

                     Executive Compensation

The Company's sole officer and director does not receive any compensation for his respective services rendered to the Company, nor has he received such compensation in the past. He has agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until the Registrant has generated revenues from operations. As of the date of this registration statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Registrant for the benefit of its employees.

                    Description of Securities

The Company's common stock is listed on the "Pink Sheets" in the United States under the symbol DRWR. Management has not undertaken any discussions, preliminary or otherwise, with any prospective market maker concerning the participation of such market maker in the after-market for the Company's securities. There is no assurance that a trading market will ever develop or, if such a market does develop, that it will continue.

                          Market Price

The Registrant's Common Stock is not quoted at the present time.

Effective August 11, 1993, the Securities and Exchange Commission adopted Rule 15g-9, which established the definition of a "penny stock," for purposes relevant to the Company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and
(ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The National Association of Securities Dealers, Inc. (the "NASD"), which administers NASDAQ, has recently made changes in the criteria for initial listing on the NASDAQ Small Cap market and for continued listing. For initial listing, a company must have net tangible assets of $4 million, market capitalization of $50 million or net income of $750,000 in the most recently completed fiscal year or in two of the last three fiscal years. For initial listing, the common stock must also have a minimum bid price of $4 per share. In order to continue to be included on NASDAQ, a company must maintain $2,000,000 in net tangible assets and a $1,000,000 market value of its publicly-traded securities. In addition, continued inclusion requires two market-makers and a minimum bid price of $1.00 per share.

Management intends to strongly consider undertaking a transaction with any merger or acquisition candidate which will allow the Company's securities to be traded without the aforesaid limitations. However, there can be no assurances that, upon a successful merger or acquisition, the Company will qualify its securities for listing on NASDAQ or some other national exchange, or be able to maintain the maintenance criteria necessary to insure continued listing. The failure of the Company to qualify its securities or to meet the relevant maintenance criteria after such qualification in the future may result in the discontinuance of the inclusion of the Company's securities on a national exchange. In such events, trading, if any, in the Company's securities may then continue in the non-NASDAQ over-the-counter market. As a result, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities.

                             Holders

There are 26 holders of the Company's Common Stock. On January 15, 1999, the Company offered 2,500,000 shares of its common stock in a private offering, which was exempt from registration pursuant to Rule 504 of Regulation D under the Securities Act of 1933 to 28 investors.

On November 2, 2000, the Company underwent a 2:1 split for shareholders of record as of October 27, 2000, making the current issued and outstanding stock 5,000,000 shares of common stock.

                            Dividends

The Registrant has not paid any dividends to date, and has no plans to do so in the immediate future.

                        Legal Proceedings

The Company is not a party to any material pending legal proceedings and, to the best of its knowledge, no such action by or against the Company has been threatened.

             Recent Sales of Unregistered Securities

With respect to the sales made, the Registrant relied on Rule 504 of Regulation D of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the shares. The securities were offered for investment only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted.

On January 15, 1999, the Company sold 2,500,000 shares of its common stock in exchange for a total consideration of $25,000.00 to 28 investors.

In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a one year holding period, under certain circumstances, may sell within any three-month period a number of shares which does not exceed the greater of one percent of the then outstanding Common Stock or the average weekly trading volume during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of shares without any quantity limitation by a person who has satisfied a two-year holding period and who is not, and has not been for the preceding three months, an affiliate of the Company.

                          Common Stock

The Company's Articles of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock, par value $0.001 per share, of which 5,000,000 are issued and outstanding. The shares are non-
assessable,  without  pre-emptive  rights,  and  do   not   carry
cumulative voting rights. Holders of common shares are entitled to one vote for each share on all matters to be voted on by the stockholders. The shares are fully paid, non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of common shares are entitled to share ratably in dividends, if any, as may be declared by the Company from time-to-
time,   from  funds  legally  available.  In  the  event   of   a
liquidation, dissolution, or winding up of the Company, the holders of shares of common stock are entitled to share on a pro-rata basis all assets remaining after payment in full of all liabilities.

                         Preferred Stock

The Company's Articles of Incorporation authorizes the issuance of 1,000,000 shares of preferred stock, $0.001 par value per share. The shares are all non-assessable.

Management is not aware of any circumstances in which additional shares of any class or series of the Company's stock would be issued to management or promoters, or affiliates or associates of either.

The Company and its affiliates may not be liable to its shareholders for errors in judgment or other acts or omissions not amounting to intentional misconduct, fraud, or a knowing violation of the law, since provisions have been made in the Articles of incorporation and By-laws limiting such liability. The Articles of Incorporation and By-laws also provide for indemnification of the officers and directors of the Company in most cases for any liability suffered by them or arising from their activities as officers and directors of the Company if they were not engaged in intentional misconduct, fraud, or a knowing violation of the law. Therefore, purchasers of these securities may have a more limited right of action than they would have except for this limitation in the Articles of Incorporation and By-laws.

The officers and directors of the Company are accountable to the Company as fiduciaries, which means such officers and directors are required to exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of himself and all others similarly stated shareholders to recover damages where the Company has failed or refused to observe the law.

Shareholders may, subject to applicable rules of civil procedure, be able to bring a class action or derivative suit to enforce their rights, including rights under certain federal and state securities laws and regulations. Shareholders who have suffered losses in connection with the purchase or sale of their interest in the Company in connection with such sale or purchase, including the misapplication by any such officer or director of the proceeds from the sale of these securities, may be able to recover such losses from the Company.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     a) The Financial Statements for the period ended September 30, 2000 and September 30, 1999 for Drew Resources, Inc. are hereby attached to this Form 8-K.
b) Prior to the merger with Drew Resources, Inc., Buffton was not operating and had no assets and no revenue during 1999. The pro-forma financial statements, which serve to state the results of 1999 as if the two companies had combined operations during 1999, therefore, will not differ in any material way from the financial statements of Drew Resources, Inc. The Company will not, therefore, include separate pro-forma financial statements.

FINANCIAL STATEMENTS FOR DREW RESOURCES

                      DREW RESOURCES, INC.
                 (An Exploration Stage Company)
                          BALANCE SHEET
            September 30, 2000 and December 31, 1999
                     (Stated in US Dollars)
                    (Unaudited - See Note 1)

                         ASSETS
                                  September   December
                                     30,         31,
                                    2000        1999
Current
   Cash                            $    145     $  1,315
   Accounts receivable                  248           79
                                  ---------    ---------
                                          -
                                        393        1,394
Mineral property - Note 2                 -        6,600
                                  ---------    ---------
                                          -
                                   $    393     $  7,994
                                  =========    =========
                                          =

                      LIABILITIES
Current                            $  3,077     $  2,039
  Accounts payable                    3,000            -
  Loan payable                    ---------    ---------
                                          -
                                      6,077        2,039
                                  ---------    ---------
                                          -

           STOCKHOLDERS' EQUITY (DEFICIENCY)
Preferred stock, $0.001 par
value
  1,000,000 shares authorized,
  none outstanding
Common stock, $0.001 par value
  50,000,000 shares authorized
  5,000,000 outstanding - Note       25,000       25,000
3

Deficit accumulated during the
exploration stage                  (30,684)     (19,045)
                                  ---------    ---------
                                          -
                                   ( 5,684)        5,955
                                  ---------    ---------
                                          -
                                   $    393     $  7,994
                                  =========    =========
                                          =

Subsequent Events - Note 4

                     SEE ACCOMPANYING NOTES



                              DREW RESOURCES, INC.
                         (An Exploration Stage Company)
                          STATEMENT OF LOSS AND DEFICIT
                    ACCUMULATED DURING THE EXPLORATION STAGE
          for the three month periods ended September 30, 2000 and 1999 and the nine month periods ended September 30, 2000 and 1999 and December 16, 1998 (Date of Incorporation) to September 30, 2000
                             (Stated in US Dollars)
                            (Unaudited - See Note 1)

                                                                                            December 16,
                                         Three        Three         Nine         Nine           1998
                                         Months       Months       Months       Months        (Date of
                                         Ended        Ended         Ended        Ended     Incorporation)
                                       September    September     September    September    to September
                                          30,          30,           30,          30,           30,
                                          1999         2000         1999         2000           2000

Expenses
  Bank charges and interest             $      20     $      16     $    134    $      53        $    207
  Consulting fees                               -             -          368            -             368
  Filing fees                                 430           315        2,437          838           3,916
  Management fees                               -             -        3,000            -           3,000
  Office                                       55             -           55            -              74
  Professional fees                           971           700        4,871        4,148          13,799
  Travel                                 (   139)             -        2,720            -           2,720
                                       ----------     ---------    ---------    ---------       ---------
Net loss for the period before other        1,337         1,031       13,585        5,039          24,084
item
Other item:
  Write-off of resources property               -             -            -        6,600           6,600
                                       ----------     ---------    ---------    ---------       ---------
Net loss for the period                     1,337         1,031       13,585       11,639          30,684
                                           13,248        29,653        1,000       19,045               -
                                       ----------     ---------    ---------    ---------       ---------
Deficit, end of period                  $  14,585     $  30,684     $ 14,585     $ 30,684        $ 30,684
                                       ==========     =========    =========    =========       =========
Loss per share                          $       -     $       -     $   0.01     $      -
                                       ==========     =========    =========    =========
Weighted average number of
shares outstanding                      2,500,000     2,500,000    1,862,871    2,500,000
                                       ==========     =========    =========    =========

                             SEE ACCOMPANYING NOTES

                               DREW RESOURCES INC.
                          (An Enterprise Stage Company)
                             STATEMENT OF CASH FLOWS
          for the three month periods ended September 30, 2000 and 1999 and the nine month periods ended September 30, 2000 and 1999 and December 16, 1998 (Date of Incorporation) to September 30, 2000
                              (Stated in US Dollar)
                            (Unaudited - See Note 1)

                                                                                             December 16,
                                        Three         Three         Nine          Nine           1998
                                        Months       Months        Months        Months        (Date of
                                        Ended         Ended        Ended         Ended      Incorporation
                                                                                                  )
                                      September     September    September     September     to September
                                         30,           30,          30,           30,            30,
                                         1999         2000          1999          2000           2000

Cash Flows used in Operating
Activities
  Net loss for the period             $ ( 1,337)     $ ( 1,031)   $ (13,585)    $ (11,639)      $ (30,684)
  Add item not involving cash:
    Loss on write-off of resource              -              -            -         6,600           6,600
property
  Changes in non-cash working
capital
   Balances related to operations:
    Accounts receivable                   (  79)              -       (  79)        ( 169)          ( 248)
    Accounts payable                      ( 487)          1,015       (  89)         1,038           3,077
    Loan payable                               -              -            -         3,000           3,000
    Prepaid expenses                         300              -     ( 2,174)             -               -
                                      ----------     ----------   ----------    ----------      ----------
                                        ( 1,603)         (  16)     (15,927)       (1,170)        (18,255)
                                      ----------     ----------   ----------    ----------      ----------
Cash Flow from Financing Activity
  Capital stock issued                         -              -       25,000             -          25,000
                                      ----------     ----------   ----------    ----------      ----------
Cash Flow used in Investing Activity
  Mineral property acquisition cost     ( 1,603)              -      (6,600)             -         (6,600)
                                      ----------     ----------   ----------    ----------      ----------
Net change in cash during the period       4,076         (  16)        2,473      ( 1,170)             145

Cash, beginning of the period                  -            161            -         1,315               -
                                      ----------     ----------   ----------    ----------      ----------
Cash, end of period                     $  2,473        $   145     $  2,473       $   145         $   145
                                      ==========      =========    =========     =========      ==========

                             SEE ACCOMPANYING NOTES



                       DREW RESOURCES INC.
                 (An Exploration Stage Company)
                STATEMENT OF STOCKHOLDERS' EQUITY
   for the period December 16, 1998 (Date of Incorporation) to
                        December 31, 1999
        and for the nine months ended September 30, 2000
                     (Stated in US Dollars)
                    (Unaudited - See Note 1)

                                                           Deficit
                                                         Accumulated
                          Common     Stock    Additiona  During the
                                                  l
                         (Note 3)              paid-in   Exploration
                            #         Par      Capital      Stage        Total
                                     Value


Net loss for the                -    $     -    $     -   $ ( 1,000)   $ ( 1,000)
period
                        ---------   --------   --------   ----------   ----------
                                -
Balance as at
December 31, 1998               -          -          -     ( 1,000)     ( 1,000)

Capital stock issued
pursuant to offering
memorandum for cash
- $0.01                 2,500,000      2,500     22,500            -       25,000
Net loss for the                -          -          -     (18,045)     (18,045)
period
                        ---------   --------   --------   ----------   ----------
                                -

Balance as at
December 31, 1999       2,500,000      2,500     22,500     (19,045)        5,955
Net loss for the                -          -          -     (11,639)     (11,639)
period
                        ---------   --------   --------   ----------   ----------
                                -

Balance as at
September 30, 2000      2,500,000   $  2,500   $ 22,500   $ (30,684)   $ ( 5,684)

                     SEE ACCOMPANYING NOTES

                       DREW RESOURCES INC.
           (An Exploration Development Stage Company)
                NOTES TO THE FINANCIAL STATEMENTS
                       September 30, 2000
                     (Stated in US Dollars)
                    (Unaudited - See Note 1)

Note 1 Interim Reporting

       These financial statements have not been audited or reviewed and have been prepared on a compilation basis only. Readers are cautioned that these statements may not be appropriate for their purposes. While the information presented in the accompanying interim nine month financial statements is unaudited, it includes all adjustments which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows for the interim period presented. It is suggested that these interim financial statements be read in conjunction with the company's December 31, 1999 annual financial statements.

Note 2 Mineral Property

       Forest Claims

       By a memorandum of understanding dated December 5, 1998, the company was granted the option to acquire a 100% interest in 12 mineral claims (Forest Claims) located in the Liard Mining Division in British Columbia, Canada for $435,000 in property payments and $5,000,000 in exploration expenditures commitments. During the quarter ended March 31, 2000, the company abandoned these claims and wrote-off all costs associated with this option totalling $6,600.

Note 3 Capital Stock

       a)   Authorized:

          50,000,000 common shares, $0.001 par value
          1,000,000 preferred shares, $0.001 par value

       b)

                                                     Additiona
                                                     l
                                           Par       Paid-in
          Issued:               #          Value     Capital    Total
          Common shares:
          Balance as at
          December 31, 1998             -      $   -      $   -     $   -
          Pursuant to an
          offering
           memorandum for cash
           - at $0.01            2,500,00      2,500     22,500    25,000
                                        0
                                 --------    -------    -------   -------
                                       --
          Balance as at
          December 31, 1999
          and September 30,      2,500,00     $2,500    $22,500   $25,000
          2000                          0
                                 ========    =======    =======  =======
                                       ==



Drew Resources Inc.
(An Exploration Stage Company)
Notes to the Financial Statements
September 30, 2000
(Stated in US Dollars)
(Unaudited -See Note 1

Note 4 Subsequent Events

       Subsequent to September 30, 2000 the company:

       i)concluded a 2 for 1 forward stock split. The record date for the split was October 27, 2000 and the trade date was November 2, 2000. After the stock split, the company has 5,000,000 common shares outstanding.

       ii) entered into a letter agreement dated October 30, 2000 to obtain a mining lease for the Deer Creek property located in Lemhi County, Idaho. The Deer Creek property consists of 16 unpatented mining claims. The lease is for a term of 20 years with an automatic extension so long as the lease is in good standing. The lessors retain a 3% net smelter return. The company is required to make the following advance royalty payments:

               Upon Execution        $5,000 (paid)
               1st Anniversary       $5,000
               2nd Anniversary      $10,000
               3rd Anniversary      $20,000
               4th Anniversary      $50,000

EXHIBITS

     2.1  Agreement and Plan of Reorganization

     3.1  Articles of Incorporation of Drew Resources, Inc.
3.2  By-Laws of Drew Resources, Inc.

     27   Financial Data Schedule

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Drew Resources, Inc.


                           By: /s/ Shane Lowry
                              Shane Lowry, President

                           Date: December 19, 2000